Exhibit 99.1

National Penn Bancshares, Inc. Reports
Third Quarter 2015 Results

Company Release - October 29, 2015

•	Earnings per diluted share of $0.20 for the third quarter of 2015, $0.21 exclusive of merger-related expenses, compared to $0.19 for the prior quarter

•	Excluding the impact of merger-related expenses, return on average assets of 1.22% and return on average tangible common equity of 13.94% for the third quarter of 2015

•	Operating expenses remain well controlled; year-to-date efficiency ratio of 56%

•	Sustained strength in asset quality and capital levels

•	Fourth quarter 2015 cash dividend of $0.11 cents per common share declared

Allentown, Pa. October 29, 2015 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $27.9 million, or $0.20 per diluted share, for the third quarter of 2015, compared to $27.2 million or $0.19 per diluted share in the second quarter of 2015. Net income for the three quarters ending September 30, 2015 was $81.8 million compared to $74.2 million in the prior year period, while earnings per diluted share of $0.58 through the three quarters of 2015 increased 9.4% from the comparable period last year. The third quarter of 2015 and year-to-date 2015 results include after-tax merger related expenses totaling $1.4 million or $0.01 per diluted share. Excluding the impact of merger-related expenses, return on average assets was 1.22% and return on average tangible common equity was 13.94%, for the third quarter of 2015.

“We are pleased with our continued strong and consistent financial performance, especially in this challenging interest rate environment,” said Scott V. Fainor, president and CEO of National Penn. “In addition, we are moving forward to obtain the necessary approvals for our merger with BB&T, and look forward to our affiliation with BB&T and the strength of our combined franchise.”

Net Interest Margin
Net interest income was $67.9 million for the third quarter of 2015, compared to $66.8 million last quarter. Our net interest margin of 3.25% for the third quarter of 2015 remained stable compared to 3.24% for the prior quarter. Total loan outstandings of $6.2 billion at September 30, 2015 were comparable to the end of the second quarter of 2015. The year-to-date loan growth was impacted by our continued strategy to sell long-term fixed rate residential mortgage loans.

Asset Quality
The strong trend in asset quality continued in the third quarter as non-performing loans decreased 5% from last quarter. The ratio of allowance for loan losses to non-performing loans increased to 186% at September 30, 2015, compared to 180% at the end of last quarter. Net charge-offs decreased to $2.7 million or 0.17% of average total loans (annualized) this quarter, compared to $5.9 million or 0.39% last quarter, as the second quarter reflects the resolution of a large non-performing commercial loan for which a specific loan loss reserve was recorded in the fourth quarter of last year. The provision for loan losses of $1.0 million for the third quarter was consistent with the prior quarter and commensurate with the strong credit quality profile of our loan portfolio.

Other Income and Operating Expenses
Despite fluctuations in the components of non-interest income during the quarter, total non-interest income aggregated to $25.0 million in the third quarter of 2015, compared to $24.7 million in the prior quarter.

Total non-interest expense of $54.2 million, for the third quarter of 2015, included merger-related costs of $1.8 million. Excluding the impact of merger-related costs, our efficiency ratio of 54% this quarter compared to 57% in the prior quarter.

Capital
At September 30, 2015, our capital ratios remained strong as common equity tier 1 and tangible common equity to tangible assets ratios were 12.27% and 9.15%.

As previously announced, National Penn’s Board of Directors declared a fourth quarter cash dividend of eleven cents ($0.11) per common share, to shareholders of record as of Monday, November 2, 2015, payable on Tuesday, November 17, 2015.

“Our consistent strong financial performance is a reflection of the continued efforts of all of our team members here at National Penn,” said Scott V. Fainor.

Investor Contact:    Michael J. Hughes
(484) 709-3305 or michael.hughes@nationalpenn.com

Media Contact:    Jacklyn Bingaman
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $9.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 124 branch offices throughout Pennsylvania, New Jersey and Maryland.

National Penn’s financial services affiliates include its National Penn Investors Trust Company division; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Statement Regarding Non-GAAP Financial Measures

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•
Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information
This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: Risks, uncertainties and other factors relating to the merger of National Penn with and into BB&T Corporation, including the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by National Penn shareholders, and delay in closing the merger, difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, potential dilution of National Penn’s shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2015

Unaudited, dollars in thousands except share and per share data
	As of
	9/30/2015	6/30/2015	9/30/2014
SUMMARY BALANCE SHEET
Total assets	$9,587,459	$9,604,314	$8,633,000
Investment securities and other securities	2,503,203	2,507,615	2,381,751
Total loans	6,168,528	6,168,481	5,469,842
Deposits	6,959,275	6,733,484	6,287,936
Borrowings	1,359,657	1,631,537	1,141,766
Shareholders' equity	1,158,423	1,137,678	1,107,184
Tangible book value per common share (2)	$6.05	$5.90	$6.06
Tangible common equity / tangible assets (2)	9.15%	8.90%	10.08%

	Three Months Ended			Nine Months Ended
	9/30/2015	6/30/2015	9/30/2014	9/30/2015	9/30/2014
EARNINGS
Total interest income	$76,529	$75,417	$71,368	$229,040	$212,029
Total interest expense	8,662	8,582	7,138	25,656	22,559
Net interest income	67,867	66,835	64,230	203,384	189,470
Provision for loan losses	1,000	1,000	1,000	3,000	2,251
Net interest income after provision for loan losses	66,867	65,835	63,230	200,384	187,219
Net gains on investment securities	—	—	—	—	8
Other non-interest income	25,026	24,687	22,871	72,643	68,737
Merger related expenses	1,840	—	—	1,840	—
Other non-interest expense	52,377	53,960	52,158	160,919	156,609
Income before income taxes	37,676	36,562	33,943	110,268	99,355
Income tax expense	9,800	9,324	8,623	28,427	25,126
Net income	$27,876	$27,238	$25,320	$81,841	$74,229

PERFORMANCE RATIOS
Net interest margin	3.25%	3.24%	3.43%	3.28%	3.43%
Return on average assets	1.16%	1.14%	1.17%	1.15%	1.16%
Adjusted return on average assets (3)	1.22%	1.14%	1.17%	1.17%	1.16%
Return on average shareholders' equity	9.69%	9.66%	9.11%	9.60%	9.07%
Return on average tangible common equity (1)	13.30%	13.32%	11.97%	13.19%	11.95%
Adjusted return on average tangible common equity	13.94%	13.32%	11.97%	13.41%	11.95%
Efficiency ratio (4)	54.23%	56.59%	57.29%	55.97%	57.95%

PER SHARE
Basic earnings	$0.20	$0.19	$0.18	$0.58	$0.53
Diluted earnings	0.20	0.19	0.18	0.58	0.53
Adjusted diluted earnings	0.21	0.19	0.18	0.59	0.53
Dividends	0.11	0.11	0.10	0.33	0.30
Average shares - basic	140,235,094	140,126,314	139,275,683	141,081,076	139,934,960
Average shares - diluted	140,916,194	140,752,713	139,825,134	141,717,928	140,466,437

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended			Nine Months Ended
	9/30/2015	6/30/2015	9/30/2014	9/30/2015	9/30/2014
Return on average tangible common equity
Return on average shareholders' equity	9.69%	9.66%	9.11%	9.60%	9.07%
Effect of goodwill and intangibles	3.61%	3.66%	2.86%	3.59%	2.88%
Return on average tangible common equity	13.30%	13.32%	11.97%	13.19%	11.95%
Average tangible equity
Average shareholders' equity	$1,141,586	$1,130,896	$1,102,608	$1,139,858	$1,094,569
Average goodwill and intangibles	(309,969)	(310,601)	(263,410)	(310,458)	(264,084)
Average tangible common equity	$831,617	$820,295	$839,198	$829,400	$830,485

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2015

Unaudited, dollars in thousands except share and per share data
	As of
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
ASSETS
Cash and due from banks	$101,975	$120,010	$102,500	$110,784	$96,856
Interest-earning deposits with banks	119,616	118,375	131,166	303,055	98,512
Total cash and cash equivalents	221,591	238,385	233,666	413,839	195,368

Investment securities available-for-sale, at fair value	1,641,230	1,598,351	1,585,671	1,530,661	1,461,586
Investment securities held-to-maturity	807,574	842,192	884,211	921,042	864,234
Other securities	54,399	67,072	67,288	67,512	55,931
Loans held-for-sale	6,239	9,693	11,239	4,178	3,890

Loans	6,162,289	6,158,788	6,120,205	6,142,279	5,465,952
Allowance for loan losses	(83,148)	(84,816)	(89,729)	(90,675)	(88,927)
Loans, net	6,079,141	6,073,972	6,030,476	6,051,604	5,377,025

Premises and equipment, net	109,181	111,353	113,217	116,414	110,392
Accrued interest receivable	29,697	29,066	30,018	29,491	27,839
Bank owned life insurance	196,643	199,656	198,123	171,775	151,443
Other real estate owned and other repossessed assets	4,719	5,186	5,474	4,867	1,561
Goodwill	302,940	302,940	302,940	302,244	258,279
Other intangible assets, net	6,725	7,353	7,985	8,757	4,803
Unconsolidated investments	8,552	8,582	8,101	8,124	8,167
Other assets	118,828	110,513	119,545	120,357	112,482
TOTAL ASSETS	$9,587,459	$9,604,314	$9,597,954	$9,750,865	$8,633,000

LIABILITIES
Non-interest bearing deposits	$1,169,922	$1,200,631	$1,142,192	$1,085,158	$990,438
Interest bearing deposits	5,789,353	5,532,853	5,555,070	5,644,587	5,297,498
Total deposits	6,959,275	6,733,484	6,697,262	6,729,745	6,287,936

Customer repurchase agreements	573,986	539,850	603,880	607,705	580,290
Federal Home Loan Bank advances and other borrowings	583,350	889,366	854,375	910,378	359,155
Senior long-term debt	125,000	125,000	125,000	125,000	125,000
Subordinated debentures	77,321	77,321	77,321	77,321	77,321
Accrued interest payable and other liabilities	110,104	101,615	109,021	112,077	96,114
TOTAL LIABILITIES	8,429,036	8,466,636	8,466,859	8,562,226	7,525,816

SHAREHOLDERS' EQUITY
Common stock	1,389,602	1,388,341	1,387,136	1,390,130	1,388,513
Accumulated deficit	(100,459)	(112,913)	(124,740)	(135,246)	(143,514)
Accumulated other comprehensive loss	(5,727)	(11,686)	(3,989)	(10,991)	(7,922)
Treasury stock	(124,993)	(126,064)	(127,312)	(55,254)	(129,893)
TOTAL SHAREHOLDERS' EQUITY	1,158,423	1,137,678	1,131,095	1,188,639	1,107,184

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,587,459	$9,604,314	$9,597,954	$9,750,865	$8,633,000

PER SHARE DATA
Book value	$8.26	$8.12	$8.08	$8.08	$7.95
Tangible book value (2)	$6.05	$5.90	$5.86	$5.96	$6.06
Dividends - quarterly	$0.11	$0.11	$0.11	$0.11	$0.10
Shares outstanding (end of period, net of treasury)	140,283,395	140,184,234	140,068,761	147,136,084	139,305,117

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,158,423	$1,137,678	$1,131,095	$1,188,639	$1,107,184
Goodwill and intangibles	(309,665)	(310,293)	(310,925)	(311,001)	(263,082)
Tangible common equity	$848,758	$827,385	$820,170	$877,638	$844,102
Shares outstanding	140,283,395	140,184,234	140,068,761	147,136,084	139,305,117
Tangible book value per share	$6.05	$5.90	$5.86	$5.96	$6.06

Total assets	$9,587,459	$9,604,314	$9,597,954	$9,750,865	$8,633,000
Goodwill and intangibles	(309,665)	(310,293)	(310,925)	(311,001)	(263,082)
Tangible assets	$9,277,794	$9,294,021	$9,287,029	$9,439,864	$8,369,918
Tangible common equity/tangible assets	9.15%	8.90%	8.83%	9.30%	10.08%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2015

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Nine Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	9/30/2015	9/30/2014
INTEREST INCOME
Loans, including fees	$59,735	$58,077	$58,424	$58,532	$53,857	$176,236	$158,915
Investment securities
Taxable	11,180	11,457	12,512	11,273	11,365	35,149	34,180
Tax-exempt	5,577	5,843	6,120	6,129	6,114	17,540	18,847
Deposits with banks	37	40	38	56	32	115	87
Total interest income	76,529	75,417	77,094	75,990	71,368	229,040	212,029
INTEREST EXPENSE
Deposits	4,740	4,618	4,521	4,616	4,483	13,879	13,927
Customer repurchase agreements	403	402	405	432	399	1,210	1,192
Repurchase agreements	—	—	—	—	197	—	1,406
Federal Home Loan Bank advances and other borrowings	1,606	1,659	1,593	1,398	1,297	4,858	4,215
Senior long-term debt	1,366	1,366	1,366	1,365	227	4,098	227
Subordinated debentures	547	537	527	535	535	1,611	1,592
Total interest expense	8,662	8,582	8,412	8,346	7,138	25,656	22,559
Net interest income	67,867	66,835	68,682	67,644	64,230	203,384	189,470
Provision for loan losses	1,000	1,000	1,000	3,500	1,000	3,000	2,251
Net interest income after provision for loan losses	66,867	65,835	67,682	64,144	63,230	200,384	187,219
NON-INTEREST INCOME
Wealth management	6,654	6,854	6,650	7,123	6,945	20,158	20,944
Service charges on deposit accounts	3,468	3,328	3,307	3,725	3,826	10,103	10,744
Insurance commissions and fees	3,128	3,219	3,182	2,979	3,029	9,529	9,835
Cash management and electronic banking fees	5,068	5,153	4,714	4,951	4,720	14,935	14,115
Mortgage banking	1,617	1,652	1,374	1,213	987	4,643	2,639
Bank owned life insurance	2,746	1,563	1,374	1,341	1,238	5,683	3,654
Earnings (losses) of unconsolidated investments	133	589	—	(43)	(20)	722	(506)
Gain on sale of non-performing loans	—	—	—	—	—	—	946
Other operating income	2,212	2,329	2,329	2,128	2,146	6,870	6,366
Net gains on sales of investment securities	—	—	—	13	—	—	8
Total non-interest income	25,026	24,687	22,930	23,430	22,871	72,643	68,745
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	29,570	30,123	29,998	27,836	29,655	89,691	87,743
Premises and equipment	8,189	8,508	9,147	8,254	7,769	25,844	23,690
FDIC insurance	1,220	1,313	1,458	1,344	1,140	3,991	3,657
Other operating expenses	13,398	14,016	13,979	14,402	13,594	41,393	41,519
Merger related expenses	1,840	—	—	2,878	—	1,840	—
Total non-interest expense	54,217	53,960	54,582	54,714	52,158	162,759	156,609
Income before income taxes	37,676	36,562	36,030	32,860	33,943	110,268	99,355
Income tax expense	9,800	9,324	9,303	8,383	8,623	28,427	25,126
NET INCOME	$27,876	$27,238	$26,727	$24,477	$25,320	$81,841	$74,229

PER SHARE
Basic earnings	$0.20	$0.19	$0.19	$0.17	$0.18	$0.58	$0.53
Diluted earnings	$0.20	$0.19	$0.19	$0.17	$0.18	$0.58	$0.53
Adjusted diluted earnings	$0.21	$0.19	$0.19	$0.18	$0.18	$0.59	$0.53
Average shares - basic	140,235,094	140,126,314	142,911,230	145,277,964	139,275,683	141,081,076	139,934,960
Average shares - diluted	140,916,194	140,752,713	143,513,420	145,850,861	139,825,134	141,717,928	140,466,437

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.16%	1.14%	1.14%	1.05%	1.17%	1.15%	1.16%
Adjusted return on assets (3)	1.22%	1.14%	1.14%	1.14%	1.17%	1.17%	1.16%
Return on shareholders' equity	9.69%	9.66%	9.45%	8.30%	9.11%	9.60%	9.07%
Return on tangible common equity (1)	13.30%	13.32%	12.96%	11.09%	11.97%	13.19%	11.95%
Adjusted return on tangible common equity	13.94%	13.32%	12.96%	12.02%	11.97%	13.41%	11.95%
Efficiency ratio (4)	54.23%	56.59%	57.10%	54.53%	57.29%	55.97%	57.95%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income reconciliation
Net income	$27,876	$27,238	$26,727	$24,477	$25,320	$81,841	$74,229
After tax merger related expenses	1,350	—	—	2,054	—	1,350	—
Adjusted net income	$29,226	$27,238	$26,727	$26,531	$25,320	$83,191	$74,229

Adjusted diluted earnings per share reconciliation
Diluted earnings per share	$0.20	$0.19	$0.19	$0.17	$0.18	$0.58	$0.53
After tax merger related expenses	0.01	—	—	0.01	—	0.01	—
Adjusted diluted earnings per share	$0.21	$0.19	$0.19	$0.18	$0.18	$0.59	$0.53

Adjusted net income	$29,226	$27,238	$26,727	$26,531	$25,320	$83,191	$74,229
Average assets	$9,526,850	$9,544,673	$9,524,279	$9,269,113	$8,569,734	$9,531,944	$8,521,085
Adjusted return on average assets (annualized)	1.22%	1.14%	1.14%	1.14%	1.17%	1.17%	1.16%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Efficiency ratio calculation
Non-interest expense	$54,217	$53,960	$54,582	$54,714	$52,158	$162,759	$156,609
Less:
Merger related expenses	1,840	—	—	2,878	—	1,840	—
Operating expenses	$52,377	$53,960	$54,582	$51,836	$52,158	$160,919	$156,609

Net interest income (taxable equivalent)	$71,563	$70,660	$72,654	$71,641	$68,166	$214,877	$201,509

Non-interest income	25,026	24,687	22,930	23,430	22,871	72,643	68,745
Less:
Net gains on investment securities	—	—	—	13	—	—	8
Adjusted revenue	$96,589	$95,347	$95,584	$95,058	$91,037	$287,520	$270,246

Efficiency ratio	54.23%	56.59%	57.10%	54.53%	57.29%	55.97%	57.95%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2015

Unaudited, dollars in thousands except share and per share data

	For the Quarter Ended					For the Nine Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	9/30/2015	9/30/2014
CHARGE-OFFS
Loan charge-offs	$4,418	$7,789	$3,074	$3,781	$3,097	$15,281	$13,240
Recoveries on loans	(1,750)	(1,876)	(1,128)	(2,029)	(1,176)	(4,754)	(3,549)
Net loan charge-offs	$2,668	$5,913	$1,946	$1,752	$1,921	$10,527	$9,691
Net loan charge-offs to average total loans (annualized)	0.17%	0.39%	0.13%	0.12%	0.14%	0.23%	0.24%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$1,444	$4,874	$422	$(537)	$19	$6,740	$3,218

Commercial real estate-permanent	(58)	(308)	601	245	1,072	235	2,094
Commercial real estate-construction	(196)	(92)	(95)	(628)	(221)	(383)	(101)
Total commercial real estate loans	(254)	(400)	506	(383)	851	(148)	1,993

Residential mortgages	598	70	248	1,139	138	916	1,981
Home equity lines and loans	407	1,064	230	723	355	1,701	1,528
All other consumer loans	473	305	540	810	558	1,318	971
Total consumer loans	1,478	1,439	1,018	2,672	1,051	3,935	4,480

Net loans charged-off	$2,668	$5,913	$1,946	$1,752	$1,921	$10,527	$9,691

	As of
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
ASSET QUALITY AND OTHER DATA
Non-accrual commercial and industrial loans	$6,234	$8,923	$21,107	$21,931	$11,205

Non-accrual commercial real estate-permanent	7,068	7,160	6,781	7,915	2,887
Non-accrual commercial real estate-construction	8,504	8,443	8,204	8,113	8,547
Total non-accrual commercial real estate loans	15,572	15,603	14,985	16,028	11,434

Non-accrual residential mortgages	8,171	8,307	8,326	7,706	6,803
Non-accrual home equity lines and loans	4,234	4,027	3,762	3,426	3,961
All other non-accrual consumer loans	1,387	1,387	1,458	1,746	1,467
Total non-accrual consumer loans	13,792	13,721	13,546	12,878	12,231

Total non-accrual loans	35,598	38,247	49,638	50,837	34,870

Restructured loans	9,047	8,792	8,557	8,255	7,996
Total non-performing loans	44,645	47,039	58,195	59,092	42,866

Acquired other real estate owned	3,450	3,450	3,450	3,675	—
Other real estate owned and repossessed assets	1,269	1,736	2,024	1,192	1,561
Total other real estate owned and repossessed assets	4,719	5,186	5,474	4,867	1,561
Total non-performing assets	49,364	52,225	63,669	63,959	44,427

Loans 90+ days past due & still accruing	1,752	1,903	2,230	2,183	2,961
Total non-performing assets and loans 90+ days past due	$51,116	$54,128	$65,899	$66,142	$47,388

Allowance for loan losses	$83,148	$84,816	$89,729	$90,675	$88,927
Allowance for loan losses/non-performing loans	186.2%	180.3%	154.2%	153.4%	207.5%
Allowance for loan losses/non-performing assets and loans 90+ days past due (excluding acquired other real estate owned)	174.4%	167.4%	143.7%	145.2%	187.7%
Allowance for loan losses/non-performing assets and loans 90+ days past due	162.7%	156.7%	136.2%	137.1%	187.7%
Allowance for loan losses/total originated loans	1.46%	1.50%	1.61%	1.63%	1.63%
Allowance for loan losses/total loans	1.35%	1.37%	1.46%	1.48%	1.63%
Provision/charge-offs, net	37.5%	16.9%	51.4%	199.8%	52.1%

Originated classified loans	$124,438	$124,837	$142,892	$153,255	$169,790
Acquired classified loans	1,121	2,671	1,715	9,534	—
Total classified loans	$125,559	$127,508	$144,607	$162,789	$169,790

Originated classified loans/total originated loans	2.19%	2.21%	2.56%	2.75%	3.10%
Total classified loans/total loans	2.04%	2.07%	2.36%	2.65%	3.10%
Delinquent loans (a)	$21,293	$16,943	$15,968	$22,300	$20,171
Delinquent loans/total loans	0.35%	0.27%	0.26%	0.36%	0.37%
Non-performing loans/total loans	0.72%	0.76%	0.95%	0.96%	0.78%

REGULATORY CAPITAL DATA (b)
Tier 1 capital	$925,046	$906,281	$887,854	$963,629	$927,023
Common equity tier 1 capital	855,130	838,602	822,511
Total capital	1,008,194	991,097	976,043	1,050,295	1,005,629
Risk-weighted assets	6,969,855	6,953,013	7,053,656	6,929,235	6,278,140
Tier 1 leverage ratio	10.06%	9.85%	9.67%	10.78%	11.18%
Tier 1 ratio	13.27%	13.03%	12.59%	13.91%	14.77%
Common equity tier 1 ratio	12.27%	12.06%	11.66%
Total capital ratio	14.47%	14.25%	13.84%	15.16%	16.02%

(a) Includes loans 30-89 days past due and loans 90+ days past due and still accruing
(b) 2015 Regulatory Capital Data calculated in accordance with BASEL III

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2015

Unaudited, dollars in thousands except share and per share data
	As of
Earning Assets / Liabilities	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Loan portfolio composition (regulatory):
Commercial / industrial	$875,974	$890,890	$895,356	$852,804	$804,283
Commercial real estate (c)	2,293,076	2,281,023	2,186,626	2,172,858	1,994,773
Residential mortgage	1,464,554	1,471,769	1,508,968	1,550,378	1,181,503
Real estate construction and land development	200,645	188,473	229,428	261,916	260,054
Home equity	876,219	874,386	867,784	875,903	817,723
Consumer	253,711	246,645	238,320	239,807	224,614
Other	204,349	215,295	204,962	192,791	186,892
Total	6,168,528	6,168,481	6,131,444	6,146,457	5,469,842

Investment securities and other securities	2,503,203	2,507,615	2,537,170	2,519,215	2,381,751
Other earning assets	119,616	118,375	131,166	303,055	98,512
Total earning assets (net of loan loss reserve)	$8,708,199	$8,709,655	$8,710,051	$8,878,052	$7,861,178

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$940,869	$922,413	$918,985	$929,999	$897,812
Business purpose, not secured by real estate	1,030,537	1,054,746	1,046,875	995,051	944,207
Commercial real estate (owner occupied)
Permanent	654,178	658,457	635,880	623,712	566,007
Construction / development	39,119	35,006	53,635	51,105	49,826
Leasing	—	—	—	—	18
Total commercial & industrial	2,664,703	2,670,622	2,655,375	2,599,867	2,457,870

Commercial real estate (non-owner occupied)
Permanent	1,291,107	1,291,059	1,226,847	1,229,318	1,086,346
Construction / development	145,975	137,351	169,271	203,542	208,728
Total commercial real estate	1,437,082	1,428,410	1,396,118	1,432,860	1,295,074
Total commercial	4,101,785	4,099,032	4,051,493	4,032,727	3,752,944

Consumer
Residential mortgage (personal purpose)
Permanent	852,672	856,976	869,562	893,732	644,919
Construction	9,851	10,192	15,384	14,625	16,004
Total residential mortgages	862,523	867,168	884,946	908,357	660,923

Home equity and direct installment	210,455	223,573	239,903	253,358	162,188
Home equity lines of credit	693,674	679,754	661,368	660,472	614,298
Total home equity	904,129	903,327	901,271	913,830	776,486

Private banking credit lines	87,556	90,946	90,919	96,689	95,049
Indirect vehicle and other	206,296	198,315	191,576	190,676	180,550
All other consumer	293,852	289,261	282,495	287,365	275,599
Total consumer	2,060,504	2,059,756	2,068,712	2,109,552	1,713,008

Loans	6,162,289	6,158,788	6,120,205	6,142,279	5,465,952

Loans held-for-sale	6,239	9,693	11,239	4,178	3,890

Total loans	$6,168,528	$6,168,481	$6,131,444	$6,146,457	$5,469,842

Deposit composition:
Savings	$711,544	$722,051	$711,375	$678,294	$544,625
NOW accounts	2,166,339	1,886,405	1,880,649	1,913,399	1,981,608
Money market accounts	1,746,808	1,734,059	1,755,276	1,827,233	1,658,815
Time deposits less than $100k	838,417	859,472	872,906	891,964	797,535
Time deposits $100k or greater	326,245	330,866	334,864	333,697	314,915
Total interest bearing deposits	5,789,353	5,532,853	5,555,070	5,644,587	5,297,498

Non-interest bearing deposits	1,169,922	1,200,631	1,142,192	1,085,158	990,438

Total deposits	$6,959,275	$6,733,484	$6,697,262	$6,729,745	$6,287,936

(c) Includes owner occupied

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2015

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Nine Months, as of
	9/30/2015		6/30/2015		3/31/2015		12/31/2014		9/30/2014		9/30/2015		9/30/2014
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$6,144,998	3.90%	$6,146,507	3.83%	$6,131,280	3.91%	$5,932,806	3.96%	$5,406,073	4.00%	$6,140,979	3.88%	$5,370,019	4.00%
Investment securities*	2,498,640	3.14%	2,515,825	3.26%	2,529,343	3.52%	2,470,862	3.32%	2,400,867	3.43%	2,514,490	3.30%	2,408,042	3.51%
Interest earning deposits	91,720	0.16%	92,867	0.17%	97,917	0.16%	124,710	0.18%	85,310	0.15%	94,145	0.16%	73,940	0.16%

Total earning assets	8,735,358	3.64%	8,755,199	3.63%	8,758,540	3.75%	8,528,378	3.72%	7,892,250	3.79%	8,749,614	3.68%	7,852,001	3.82%
Total assets	9,526,850		9,544,673		9,524,279		9,269,113		8,569,734		9,531,944		8,521,085

Savings	716,540	0.10%	714,135	0.10%	693,482	0.11%	638,913	0.10%	549,589	0.10%	708,136	0.10%	544,929	0.10%
NOW accounts	2,012,605	0.14%	1,908,400	0.14%	1,864,261	0.14%	1,987,346	0.15%	1,845,595	0.15%	1,928,966	0.14%	1,728,089	0.14%
Money market accounts	1,746,975	0.22%	1,761,906	0.22%	1,836,268	0.22%	1,788,019	0.22%	1,681,361	0.22%	1,781,389	0.22%	1,679,955	0.22%
Time deposits	1,174,011	0.97%	1,199,076	0.94%	1,210,270	0.90%	1,210,685	0.88%	1,132,513	0.96%	1,194,320	0.94%	1,181,590	1.02%

Total interest bearing deposits	5,650,131	0.33%	5,583,517	0.33%	5,604,281	0.33%	5,624,963	0.33%	5,209,058	0.34%	5,612,811	0.33%	5,134,563	0.36%

Non-interest bearing deposits	1,179,132		1,143,551		1,091,409		1,078,218		1,005,457		1,138,352		993,372
Total deposits	6,829,263	0.28%	6,727,068	0.28%	6,695,690	0.27%	6,703,181	0.27%	6,214,515	0.29%	6,751,163	0.27%	6,127,935	0.30%

Customer repurchase agreements	551,603	0.29%	556,813	0.29%	568,750	0.29%	589,944	0.29%	546,119	0.29%	558,992	0.29%	544,500	0.29%
Repurchase agreements	—	0.00%	—	0.00%	—	0.00%	—	0.00%	16,032	4.87%	—	0.00%	38,553	4.87%
Federal Home Loan Bank advances and other borrowings	702,424	0.91%	824,456	0.81%	805,516	0.80%	503,081	1.10%	505,349	1.02%	777,088	0.84%	541,108	1.04%
Senior long-term debt	125,000	4.34%	125,000	4.38%	125,000	4.43%	125,000	4.33%	20,380	4.42%	125,000	4.38%	6,868	4.42%
Subordinated debentures	77,321	2.81%	77,321	2.79%	77,321	2.76%	77,321	2.75%	77,321	2.75%	77,321	2.79%	77,321	2.75%
Total deposits and borrowings	8,285,611	0.41%	8,310,658	0.41%	8,272,277	0.41%	7,998,527	0.41%	7,379,716	0.38%	8,289,564	0.41%	7,336,285	0.41%
Total interest bearing liabilities	$7,106,479	0.48%	$7,167,107	0.48%	$7,180,868	0.48%	$6,920,309	0.48%	$6,374,259	0.44%	$7,151,212	0.48%	$6,342,913	0.48%

Net interest margin (FTE)		3.25%		3.24%		3.36%		3.33%		3.43%	3.28%	3.43%

Wealth assets under management, at period end	$2,517,888		$2,587,907		$2,609,834		$2,501,015		$2,411,463

*Fully taxable equivalent ("FTE") basis, using a 35% statutory tax rate

Financial Update for National Penn Bancshares, Inc. (NPBC) for 9/30/2015

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
PA
Total number of retail branch offices	116	116	119	119	110
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	127	126	128	127	120

NJ
Total number of retail branch offices	7	7	7	7	—
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	6	6	6	6	—

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	124	124	127	127	111
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	134	133	135	134	121

EOP employees (full-time equivalent)	1,548	1,573	1,596	1,658	1,549